UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                              _______________

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported)
                    November 9, 2005 (November 4, 2005)
                              ____________

                    DIALYSIS CORPORATION OF AMERICA
        (Exact name of registrant as specified in its charter)

           Florida                    0-8527              59-1757642
(State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)           File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD              21090
   (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: (410) 694-0500

                              ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of directors or principal officers; election of directors; appointment of principal officers

     The Company's Vice President of Finance and Chief Financial Officer, Don Waite, has advised the board on Friday, November 4, 2005, that, effective immediately, he is taking an indefinite leave of absence for personal reasons. The board of directors has appointed Daniel R. Ouzts, Vice President, Treasurer (since 1996) and Chief Accounting Officer (September,
2005), as Chief Financial Officer, a position he held with the Company from 1996 to August, 2004. Mr. Ouzts, 59 years of age, also served as controller of the Company from 1983 through January, 2002. Mr. Ouzts served as Vice President of Finance (since 1986), Treasurer (since 1983) and Principal Financial Officer (since 1995) of Medicore, Inc., the Company's former parent which merged with and into the Company on September 21, 2005.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By------------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                          Officer

Dated:  November 8, 2005